SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): January 25, 2006
NEXTERA ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-25995 (Commission File Number)	95-4700410 (I.R.S. Employer Identification No.)
One Exeter Plaza,
699 Boylston Street, Boston,
Massachusetts 02116
(Address of Principal Executive Offices)

(617) 262-0055
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     On January 25, 2006, the registrant entered into an agreement (the “Agreement”) with Richard V. Sandler, its Chairman of the board of directors. Pursuant to the Agreement, the registrant and Mr. Sandler have agreed to reduce the compensation paid to Mr. Sandler by the registrant for his services as Chairman of the board of directors from $20,000 per month to $6,667 per month, effective as of January 1, 2006.
     The description of the Agreement contained in this Item 1.01 is qualified in its entirety by reference to the full text of the Agreement, a copy of which is attached hereto as Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits.
(c) Exhibits

Exhibit No.	Description
10.1	Agreement dated as of January 25, 2006 by and between Nextera Enterprises, Inc. and Richard V. Sandler.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXTERA ENTERPRISES, INC.
Date: January 26, 2006	By:	/s/ MICHAEL P. MULDOWNEY
Michael P. Muldowney
President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Agreement dated as of January 25, 2006 by and between Nextera Enterprises, Inc. and Richard V. Sandler.